SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 - SUBSEQUENT EVENTS

The Financial Industry Regulatory Authority, Inc. (“FINRA”) Staff determined that certain securities previously received by each of Univest Securities, LLC (“Univest”) and Bradley Richmond, a registered representative of Univest, in connection with the following transactions with the Company constituted underwriting compensation in connection with the Company’s anticipated public offering pursuant to FINRA Rule 5110, based on the FINRA Staff’s interpretation of such rule: (a) the Company’s Units Private Placement conducted between May 2021 and August 2022, (b) the My Health Logic acquisition, (c) a consulting agreement that the Company entered into with Mr. Richmond in September 2020, and (d) a stock option exercisable for 18,249 shares of common stock received by Mr. Richmond from one of the Company’s former executives in March 2022. Consequently, each of Univest and Mr. Richmond, pursuant to a letter agreement entered into with the Company (the “October 2022 Letter Agreement”), agreed to forego their applicable rights to an aggregate of 111,091 shares of common stock beneficially owned by them collectively (including shares of common stock and shares of common stock issuable upon exercise and conversion, as applicable, of warrants, convertible notes and a stock option), which were issued pursuant to the transactions listed above. Pursuant to the October 2022 Letter Agreement, the parties thereto agreed that the cancellation or disposal of the aforementioned securities shall be without recourse by either Univest or Mr. Richmond. Each of Univest and Mr. Richmond strongly disagrees with the FINRA Staff’s interpretation and application of FINRA Rule 5110 to the securities described in the October 2022 Letter Agreement.

11. Subsequent Events

We evaluated subsequent events through the date on which the consolidated financial statements were issued and except as noted below, no events require recognition or disclosure.

Subsequent to the year ended December 31, 2021, we conducted the following additional closings of our units private placement in which we accepted the indicated non-cash forms of consideration in exchange for units in the private placement:

●	On January 13, 2022, we issued to a consultant 1,523 units at a price of $26.25 per unit in exchange for their services. The units consist of Convertible Notes in the aggregate principal amount of $40,000 and Class C warrants for the purchase of 3,047 shares of our common stock.

●	On January 24, 2022, we issued to two unrelated investors a total of 10,615 units at a price of $26.25 per unit in exchange for the assumption, cancellation, and conversion of principal notes of our subsidiary My Health Logic. The units consist of Convertible Notes in the aggregate principal amount of $278,678 and Class C warrants for the purchase of 21,231 shares of our common stock.

●	On January 24, 2022, we issued to the representative and its designee, Bradley Richmond, our former licensing and market advisor and former Acting Vice President of Finance, a total of 11,428 units at a price of $26.25 per unit in exchange for services provided to us in connection with our acquisition of My Health Logic. The units consist of Convertible Notes in the aggregate principal amount of $300,000 and Class C warrants for the purchase of 22,856 shares of our common stock.

●	On January 26 and February 14, 2022, in exchange for services of Mr. Richmond, we granted to him 20,000 warrants to purchase an aggregate 20,000 shares of our common stock at an exercise price of $0.15 per share. On March 15, 2022, Mr. Richmond exercised 20,000 of warrants issued to him subsequently to the year end, upon which Marizyme issued to Mr. Richmond 20,000 shares of common stock.